Socially Responsible Equity Fund a series of CNI Charter Funds
SUMMARY PROSPECTUS DATED JANUARY 28, 2012
Class: Institutional Class Class N	Ticker: (AHSRX) (AHRAX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.cnicharterfunds.com. You can also get this information at no cost by calling 1-888-889-0799 or by sending an e-mail request to cnicharterfunds@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated January 28, 2012, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated September 30, 2011, are incorporated by reference into this Summary Prospectus.

Socially Responsible Equity Fund

INVESTMENT GOAL

The Socially Responsible Equity Fund seeks to provide long-term capital growth.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Socially Responsible Equity Fund. You pay no sales charges or transaction fees for buying or selling shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.75%		0.75%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%
Other Fund Expenses	0.14%		0.14%
Total Other Expenses		0.14%		0.39%
Total Annual Fund Operating Expenses		0.89%		1.39%
Fee Waiver and/or Expense Reimbursement(1)(2)		(0.00)%		(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.89%		1.14%

(1)
City National Asset Management, Inc., the Fund’s investment adviser (“CNAM”), has contractually agreed to waive a portion of the shareholder servicing fees for Class N until January 28, 2013. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon 60 days’ written notice to CNAM, and it will terminate automatically upon the termination of the shareholder services agreement between CNAM and the Fund. Any shareholder servicing fees waived by CNAM pursuant to this arrangement will not be eligible for reimbursement by the Fund to CNAM.

(2)
CNAM has contractually agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) through January 28, 2013 at or below 1.25% for Institutional Class shares and 1.50% for Class N shares. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon 60 days’ written notice to CNAM, and it will terminate automatically upon the termination of the investment management agreement between CNAM and the Fund. Any fee reductions or reimbursements may be repaid to CNAM within 3 years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if the Fund’s Board of Trustees approves the repayment. To the extent the Fund incurs any expenses excluded from the contractual expense limitation, the Fund’s total annual fund operating expenses will increase.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Socially Responsible Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$91	$284	$493	$1,096
Class N	$116	$415	$737	$1,647

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

CNI CHARTER FUNDS | PAGE 2

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the Socially Responsible Equity Fund’s net assets (including borrowings for investment purposes) consists of common stocks of U.S. issuers that meet certain socially responsible criteria. This investment strategy may be changed at any time, with 60 days’ prior notice to shareholders. Up to 50% of the Fund’s net assets may consist of securities of mid-cap companies. For this purpose, City National Asset Management, Inc. (“CNAM”), the Fund’s investment adviser, considers a mid-capitalization company to be a company satisfying Standard & Poor’s eligibility criteria for inclusion in the S&P 400 Midcap Index at the time of investment (currently $1 billion to $4.4 billion). In addition to investing in U.S. corporations, the Fund invests in U.S. dollar denominated American Depositary Receipts of foreign corporations.

In selecting investments, the Socially Responsible Equity Fund’s sub-adviser considers social criteria such as an issuer’s community relations, corporate governance, diversity, employee relations, environmental impact and sustainability, human rights record, and product safety. Using both quantitative and qualitative data, the Fund’s sub-adviser also evaluates an issuer’s involvement in specific revenue-generating activities to determine whether the issuer’s involvement was meaningful or simply incidental with respect to that activity.

The Fund’s sub-adviser applies vigorous valuation screens that identify issuers for further in-depth fundamental analysis for potential inclusion in the Fund. The investment strategy typically emphasizes securities that the sub-adviser believes have one or more of the following characteristics: a price significantly below the intrinsic value of the issuer; below average price to sales and price to cash flow ratios; and sound overall financial condition of the issuer.

The Fund’s sub-adviser may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security’s purchase, or more attractive investment alternatives are identified.

The Fund seeks to avoid investing in any issuer that derives more than 5% of its total revenue from tobacco, alcohol, gambling, abortion or weaponry (whether sold to consumers or the military), or that is involved in nuclear power. Because information on an issuer’s involvement in those activities may not be publicly available, it is possible that the Fund’s holdings may include an issuer that does not meet its criteria for socially responsible investing. When the sub-adviser discovers that a holding does not meet its criteria for socially responsible investing, it will divest that holding as soon as reasonably practicable.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. None of the Socially Responsible Equity Fund, CNAM and the Fund’s sub-adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing in common stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio.

Medium Capitalization (Mid-Cap) Companies – Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies.

Foreign Investments (American Depositary Receipts) – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). The Fund invests in U.S. dollar denominated American Depositary Receipts of foreign companies (“ADRs”) which are sponsored by the foreign issuers. ADRs are subject to the risks of changes in currency or exchange rates (which affect the value of the issuer even though ADRs are denominated in U.S. dollars) and the risks of investing in foreign securities.

Investment Style – The Fund’s sub-adviser primarily uses a value style to select investments for the Fund. This style may fall out of favor, may underperform other styles and may increase the volatility of the Fund’s share price.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform the equity market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

CNI CHARTER FUNDS | PAGE 3

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Socially Responsible Equity Fund for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call 1-888-889-0799 or visit www.cnicharterfunds.com to obtain updated performance information.

This bar chart shows the performance of the Socially Responsible Equity Fund’s Institutional Class shares based on a calendar year.

Best Quarter	Worst Quarter
18.47%	(25.79)%
Q2 2009	Q4 2008

This table shows the average annual total returns of each class of the Socially Responsible Equity Fund for the periods ended December 31, 2011. The table also shows how the Fund’s performance compares with the returns of indexes comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2011)	One Year	Five Years	Since Inception(1)
Institutional Class
Return Before Taxes	(1.55)%	(2.02)%	1.24%
Return After Taxes on Distributions	(1.76)%	(2.40)%	0.87%
Return After Taxes on Distributions and Sale of Fund Shares	(0.73)%	(1.74)%	1.03%
Class N
Return Before Taxes	(1.80)%	(2.27)%	1.00%
MSCI KLD 400 Social Index(2)	1.60%	0.21%	2.38%
Russell 1000® Value Index(2)	0.39%	(2.64)%	1.95%

(1)
Performance for “Since Inception” for all classes is shown for periods beginning January 3, 2005, which is the date the predecessor to the Socially Responsible Equity Fund (the “Predecessor Fund”) commenced operations. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class shares of the Fund before September 30, 2005, reflect the performance of the Predecessor Fund’s Class I shares. Class A shares of the Predecessor Fund, the predecessor to the Class N shares of the Fund, commenced operations on August 12, 2005.

The performance results for Class N shares of the Fund for the period of August 12, 2005, to September 29, 2005, reflect the performance of the Predecessor Fund’s Class A shares. The performance results for Class N shares of the Fund for the period of January 3, 2005 to August 12, 2005, reflect the performance of the Predecessor Fund’s Class I shares. The performance of the Predecessor Fund’s Class I shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N shares. If it had, the performance of the Fund’s Class N shares would have been lower than that shown.

For the index shown the measurement period used in computing the returns of the index for the “Since Inception” period begins on December 31, 2004.

(2)	Reflects no deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Asset Management, Inc.

SUB-ADVISER

SKBA Capital Management, LLC (“SKBA”)

PORTFOLIO MANAGERS

Andrew W. Bischel, Kenneth J. Kaplan, Joshua J. Rothé and Shelley H. Mann of SKBA have served as portfolio managers for the Fund (or the Predecessor Fund, as applicable) since 2004.

CNI CHARTER FUNDS | PAGE 4

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for Institutional Class shares is $1,000,000. The minimum initial investment for Class N shares is $1,000. There is no minimum for subsequent investments in Institutional Class shares or Class N shares. The Fund reserves the right to change the minimum amount required to open an account or to add to an existing account without prior notice. The Fund may accept investments of smaller amounts at its discretion; however, your financial institution or financial professional may establish higher minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts in return for its services.

The shares of the Socially Responsible Equity Fund are redeemable. You may redeem some or all of your shares on any day the NYSE is open for regular session trading. The Fund ordinarily pays redemption proceeds on the business day following the redemption of your shares. However, the Fund reserves the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to your bank via the instructions on your account.

TAX INFORMATION

The Socially Responsible Equity Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Socially Responsible Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CNI-SM-017-0300

CNI CHARTER FUNDS | PAGE 5